United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2021

Puget Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)

1200 North Federal Highway, Suite 200-A; Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

1 561 2108535	https://pugettechnologies.com/
(Registrant’s Telephone Number, Including Area Code)	Registrant’s website:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Engagement of Auditor for 2015, 2016, 2017, 2018 and 2019 10-Ks

On March 8, 2021, the Registrant engaged its current auditor, the firm of BF Borgers CPA PC of 5400 W Cedar Ave, Lakewood, CO 80226 (“BF Borgers “) to audit the Registrant’s balance sheet and the related statements of operations, stockholders’ equity and income, and cash flows for the years ended October 31 as required for the annual reports on Form 10-K for 2015, 2016, 2017, 2018 and 2019. Those audits are essential in order for the Registrant to become fully compliant with its obligations under the Exchange Act. As indicated in the current report filed by the Registrant on November 6, 2020, BF Borgers was originally retained by the Registrant on March 4, 2015 but because of the Registrant’s financial difficulties at the time, until recently was unable to audit the Registrant’s financial statements. BF Borgers currently performs 10-K audits and 10-Q quarterly reviews in accordance with Public Company Accounting Oversight Board standards for over 100 publicly traded companies around the world ranging from start-up and development stage to successful mid-market companies.

Section 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The registrant has prepared materials required for a sale of unregistered securities expected to commence on or about April 1, 2021 in reliance on Rule 506(b) of Regulation D promulgated by the Commission under authority of the Securities Act.

(a)       Securities to be sold

The Registrant expects to offer up to $1,000,000 in 400 units of its securities (the “Units”) offered at $2,500 each comprised of one Series 2021 Class B Preferred Convertible, Subordinated Debenture in the principal sum of $1,000 yielding annual interest at the rate of 8% payable in one balloon installment on and after March 31, 2023 and convertible into shares of Class B Convertible Preferred Stock at a conversion price of $1.75 per share; 1,000 shares of Class B Convertible Preferred Stock; and, Warrants to purchase an additional 2,000 shares of Class B Convertible Preferred Stock at an exercise price of $1.75 per Share until March 31, 2023. Each share of the Class B Convertible Preferred Stock is convertible into ten shares of Puget’s Common Stock with provisions restricting a reduction in the number of shares of Common Stock into which it can be converted notwithstanding changes in capitalization (such as reverse stock splits).

The Registrant expects to initiate the limited offering on or about April 1, 2021.

(b)       Underwriters and other purchasers.

The Registrant does not anticipate that it will use underwriters or selected dealers to place the limited offering, rather, it anticipates that its officers will perform such function on a non-remunerated basis. However, should it prove necessary, the Registrant has disclosed that up to 10% of the proceeds could be paid to broker dealers licensed and regulated through the Financial Industry Regulatory Authority, Inc.

The limited offering will be open only to “Accredited Investors” (as defined in Rule 501 of Regulation D and up to thirty-five carefully screened non-Accredited Investors. In order to avoid general solicitation, offering information and related offering materials will be available in a restricted part of the Registrant’s website access to which will require proof of Accredited Investor status that will be reviewed by the Registrant’s chief financial officer and only after he has been satisfied of the accuracy of such status, will potential subscribers be issued a user identification and password. The up to thirty-five non-Accredited Investors will follow similar but more personalized screening to determine their investment sophistication and to bear risks of loss in speculative investments. It is anticipated that most, if not all the non-Accredited Investors will be either friends or families of the Registrant’s principles, or existing shareholders.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 2

(c)       Consideration.

See section (a) above.

(d)       Exemption from registration claimed.

Rule 506(b) of Regulation D promulgated by the Commission under authority of the Securities Act.

(e)       Terms of conversion or exercise.

Reference is made to section (a) above. In addition, reference is made to the very detailed information contained in the two indentures governing the debentures and the warrants filed as amended exhibits to this report, and to Article IV of the Registrant’s Restated Articles of Incorporation filed a current report on Form 8-K with the Commission on November 6, 2021 as Exhibit 3(i) which governs the Class B Convertible Preferred Stock.

(f)        Miscellaneous

The Registrant will file an electronic Form D with the Commission within fifteen days following acceptance of the initial subscription in the limited offering as well as reports on either form 10-Q or 8-K disclosing the progress of the limited offering and use of proceeds, as appropriate. The Registrant currently plans to use proceeds of the limited offering to complete and file old, past due Exchange Act Reports and to assure continuing currency with its Exchange Act reporting obligations; to pay off existing debt of approximately $100,000 due in a short term revolving loan agreement with its “parent” (as that term is defined in Rule 405 of Commission Regulation C), Qest Consulting Group, Inc.; to assist in recruiting new officers and directors; to close on a proposed acquisition reported in response to Item 801 of this current report which the Registrant anticipates will end its status as a “shell” under applicable securities laws; and, to initiate implementation of the Registrant’s four pronged business plan disclosed in its annual report on Form 10-K for the year ended October 31, 2020.

Section 8 - Other Events

Item 8.01	Other Events.

On March 2, 2021, at the suggestion of Qest Consulting Group, Inc., a Colorado corporation and the Registrant’s “parent” (as that term is defined in Rule 405 of Commission Regulation C) and strategic consultant, the Registrant and Behavioral Centers of South Florida LLC, currently a Florida limited liability company (hereinafter “BCSF”) signed a letter denominated “preliminary understandings and agreements pertaining to a proposed corporate reorganization” pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended as a result of which:

1.	The stockholders of BCSF would become stockholders of the reorganized company;

2.	BCSF, as consolidated, would become a wholly owned subsidiary of the reorganized company; and

3.	The stockholders of BCSF involved in the reorganization would be entitled to nominate one member of the reorganized company’s board of directors, who in turn would participate in the selection of the Reorganized Company’s officers and the management of the reorganized company’s business.

The parties have tentatively agreed, subject to conducting required due diligence and confirmations, that Puget would acquire BCSF as part of its incubation program at an initial valuation, subject to verification, of $5,000,000 in exchange for shares of its common stock, currently par value $0.001 per share. In addition to the Puget shares received by the former BCSF equity holders, during the initial two years following the reorganization, the BCSF subsidiary would be entitled to receive up to an additional $1,000,000 in Puget securities to distribute as it deemed appropriate, based on attaining net pre-tax profit performance goals, currently envisioned to be $1,000,000 for the calendar year ended December 31, 2022 and $2,000,000 for the calendar year ended December 31, 2023. In both of the foregoing instances, the holders of such securities would be granted piggyback registration rights in the event that Puget filed a registration statement for any of its securities.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 3

During the three year period following closing on the proposed reorganization, the former BCSF equity holders would hold a proxy to vote the shares of the BCSF subsidiary’s voting securities with respect to the election of all but one director (that director to be designated by Puget) and thus be in a position to control most aspects of the BCSF subsidiary’s affairs, subject to specified exceptions involving legal matters, audits and strategic transactions (which would have to be coordinated with Puget). Two and a half years after closing on the acquisition the former equity holders of BCSF would have the option of tendering back 75% of the Puget Common Stock received, both under the reorganization and based on performance, for 75% of the shares of the BCSF subsidiary’s shares held by Puget, with the commitment by Puget to register 15% of the remaining 25% of such shares with the Commission under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) for distribution as a stock dividend to Puget’s shareholders, and to assign the remaining ten percent to a business development company organized under Sections 54 through 65 of the Investment Company Act of 1940, as amendment (the “Investment Act”). In such case the former equity holders of BCSF would retain 25% of the Puget common stock they had received in the reorganization and as performance bonuses to do with as they pleased. If the former equity holders of BCSF elected to retain all of the Puget common stock they had received in the reorganization and as performance bonuses rather than to exercise their spinout rights, then the BCSF subsidiary would remain a subsidiary of Puget which could either continue to operate it, sell it, or spin it out to its shareholders as it saw fit.

Based on information provided by BCSF to Puget:

BCSF is a centralized community behavioral health center providing its clients/patients with mental health services ranging from psychiatry, individual therapy, psycho-social rehabilitation services and case management in clinics located in the Florida Counties of Dade and Broward and, in collaboration with Puget, plans to expand into Palm Beach County. It is currently organized under the laws of the State of Florida as a limited liability company but, should the Parties enter into a reorganization agreement as proposed below, it would convert into a Florida corporation as permitted under Section 607.11933, Florida Statutes. It currently operates a multi-location clinic employing or independently contracting with 119 individuals, including two psychiatrists, one licensed mental health counselor supervisor, one licensed clinical social worker supervisor and one licensed marriage and family therapy supervisor who supervise seventeen therapists in the mental health department; one board certified behavior analyst, one board certified assistant behavior analyst and two registered behavior technicians; and, five advanced registered nurse practitioners in the field of psychiatry. In the area of case management four licensed clinical social worker supervisors supervise forty-nine licensed clinical social workers. The clinic has provided services to approximately 2,150 patient/clients who remain in the system of which they have an active patient base of approximately 1,100 at any one time but anticipate material expansion after the proposed reorganization through the acquisition of compatible and complementary businesses, as well as by establishing additional clinics, initially in the State of Florida. Its total revenues for the calendar years ended December 31, 2018 (nine months), 2019 and 2020 increased from $959,871 to $3,237,687 and then to $5,540,711.

Its activities are licensed by the State of Florida through the Agency for Health Care Administration and are subject to conditions imposed by major insurance carriers as well as government insurance programs such as Medicaid with which it coordinates its activities. Its major areas of concentration involve group therapy, psycho-social rehabilitation and comprehensive behavioral assessment but BCSF is also highly involved in individual therapy, development of management skills, speech therapy, physical therapy, occupational therapy, targeted case management, mental health treatment plans and medication management.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 4

There are no assurances that the parties will in fact negotiate a definitive agreement, that even if they do, such agreement will close, or even if it were to close, that the proposed association would be successful. The foregoing is forward-looking information. You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as “may”, “will”, “should”, “expects”, “anticipates”, “contemplates”, “estimates”, “believes”, “plans”, “projects”, “predicts”, “potential” or “continue” or the negative of these similar terms. In evaluating these forward-looking statements, you should consider various factors, including the following: (a) those risks and uncertainties related to general economic conditions, (b) whether the Registrant is able to manage its planned growth efficiently and operate profitably, (c) whether it is able to generate sufficient revenues or obtain financing to sustain and grow its operations, and (d) whether it is able to successfully fulfill its primary requirements for cash. The Registrant’s actual results may differ significantly from the results projected in the forward-looking statements.

A copy of the above described letter denominated “preliminary understandings and agreements pertaining to a proposed corporate reorganization” is included as an exhibit to this report which is qualified in its entirety by reference thereto.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Index

Exhibit Number	Description
3(i) *	Amended and Restated Articles of Incorporation
4.01	Amended Debenture Indenture
4.02	Amended Warrant Indenture
99.03	Preliminary understanding with Behavioral Centers of South Florida LLC

*         Incorporated by reference from exhibit 3(i) to the report on Form 8-K filed on November 6, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021	Puget Technologies, Inc.

	By:	/s/Hermann Burckhardt/s/
Hermann Burckhardt, President and Chief Executive Officer

	By:	/s/Thomas Jaspers/s/
Thomas Jaspers, Treasurer, Secretary and Chief Financial Officer

Puget Technologies, Inc., current report on Commission Form 8-K, Page 5